UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
January 17, 2018
 Date of Report (date of earliest event reported)
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OpGen, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)
(240) 813-1260
(Registrant's telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 5.03   —  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
OpGen, Inc. (the "Company") filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on January 17, 2018 (the "Amendment").  The Amendment was filed to effectuate a reverse stock split of the Company's Common Stock, par value $0.01 per share.  Pursuant to the reverse stock split, at the effective time each twenty-five (25) shares of common stock issued and outstanding were combined into one (1) validly issued, fully paid and non-assessable share of common stock.  The par value per share remains the same.  The Amendment provides that no fractional shares will be issued; the Company shall pay in cash the fair value of such fractional shares upon the consummation of the reverse stock split.
In addition, the Amendment reduces the number of authorized shares of common stock from 200,000,000 to 50,000,000.
The reverse split ratio selected by the Board of Directors was selected pursuant to the authority granted to the Board of Directors by stockholders at the Special Meeting described below in Item 5.07.  The disclosure in Item 5.07 of this Form 8-K is incorporated by reference into this Item 5.03. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 5.07   —  Submission of Matters to a Vote of Security Holders.
At a Special Meeting of Stockholders of the Company held on January 17, 2018, the total number of shares represented in person or by proxy was 45,578,904 of the 56,433,530 shares of Common Stock outstanding and entitled to vote at the Special Meeting as of the record date, December 6, 2017.
The Stockholders voted to approve and authorize the Board of Director's to effect a reverse stock split of Common Stock within a range of not less than two-to-one and not more than twenty-five-to-one shares of the common stock, in its discretion and, in connection with such reverse stock split, a corresponding amendment of the Company's Amended and Restated Certificate of Incorporation:
39,240,801 votes	FOR the resolution
5,647,691 votes	AGAINST the resolution
690,412 votes	ABSTAIN

Item 9.01   —  Fnancial Statements and Exhibits.
Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of OpGen, Inc., filed with the Secretary of the State of Delaware on January 17, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OpGen, Inc.

Date: January 17, 2018	By:	/s/ Timothy C. Dec
Timothy C. Dec Chief Financial Officer